UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 30, 2023 (January 26, 2023)

GeneDx Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware		001-39482	85-1966622
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

333 Ludlow Street, North Tower, 8th Floor			06902
Stamford,	Connecticut
(Address of Principal Executive Offices)			(Zip Code)
(800) 298-6470
Registrant's telephone number, including area code
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WGS	The Nasdaq Global Select Market
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	WGSWW	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01           Entry into a Material Definitive Agreement

On January 26, 2023, GeneDx Holdings Corp. (the “Company”) entered into the following agreements in connection with offerings of an aggregate of 428,571,429 shares (the “Shares”) of its Class A common stock, par value $0.0001 per share (the “Class A common stock”), at an offering price of $0.35 per share: (i) an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, the underwriter and sole book-running manager (the “Underwriter”), relating to an underwritten public offering (the “Underwritten Offering”) of 328,571,429 shares of Class A common stock and (ii) subscription agreements (the “Subscription Agreements”) with Corvex Select Equity Master Fund LP, Corvex Master Fund LP and Corvex Dynamic Equity Select Master Fund LP, which are institutional investors affiliated with Keith Meister, a member of the Company’s board of directors, relating to a registered direct offering (the “Direct Offering” and, together with the Underwritten Offering, the “Offerings”) of 100,000,000 shares of Class A common stock comprising (A) 77,663,376 shares (the “Initial Direct Offering Shares”) that are expected to be issued following the closing of the Underwritten Offering and (B) 22,336,624 shares (the “Additional Direct Offering Shares”) that are subject to stockholder approval to satisfy Nasdaq Stock Market rules with respect to the issuance of such shares. Pursuant to the Underwriting Agreement, the Company has granted the Underwriter a 30-day option to purchase up to an additional 49,285,714 shares of Class A common stock at the same price (the “Underwriter’s Option”). On January 27, 2023, the Underwriter partially exercised the option to purchase an additional 185,000 shares of Class A common stock.

The Underwritten Offering and the closing of the Initial Direct Offering Shares in the Direct Offering are expected to take place on January 31, 2023, in each case subject to the satisfaction of customary closing conditions. The closing of the Underwritten Offering is not conditioned upon the closing of the Direct Offering. The Company expects to call a special meeting of stockholders for the approval of a proposal to issue the Additional Direct Offering Shares.

The Company estimates that net proceeds from the Offerings will be approximately $143.0 million (including net proceeds from the issuance of the Additional Direct Offering Shares), or approximately $159.6 million if the Underwriter exercises the Underwriter’s Option in full after deducting underwriting discounts and commissions and estimated Offering fees and expenses.

The Company intends to use the net proceeds from the Offerings primarily for general corporate purposes, including additions to working capital, repayment or redemption of existing indebtedness, and strategic investment opportunities.

The Underwriting Agreement contains customary representations, warranties, and agreements by the Company, conditions to closing, termination provisions and indemnification obligations, including for liabilities under the Securities Act of 1933, as amended. The Subscription Agreements contain customary representations, warranties, and agreements by the Company, including an agreement that the Company use reasonable best efforts to cause the approval of the issuance of the Additional Direct Offering Shares by the stockholders of the Company under applicable Nasdaq Stock Market rules.

The Offerings are being made pursuant to the shelf registration statement on Form S-3 (File No. 333-267112) and related prospectus that was filed by the Company with the Securities and Exchange Commission (“SEC”) on August 26, 2022 and was declared effective on September 7, 2022, as well as a prospectus supplement in connection with the Underwritten Offering and a prospectus supplement in connection with the Direct Offering, respectively, in each case filed with the SEC.

Jefferies LLC is acting as the sole placement agent for the Direct Offering and will receive customary placement agent fees. The Company also engaged Cowen and Company, LLC (the “Financial Advisor”) as an independent financial advisor in connection with the Offerings, for which the Company will pay a customary advisory fee.

The Company’s prior transactions with Mr. Meister, Corvex Management LP (“Corvex”) and his and Corvex’s respective affiliates are described under “Certain Relationships and Related Party Transactions” beginning on page 248 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2022, which description is incorporated herein by reference.

The foregoing descriptions of the Underwriting Agreement and the Subscription Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement and the form of Subscription Agreement, which are attached as Exhibits 1.1 and 10.1 to this Current Report on Form 8-K. A copy of the opinion of Fenwick & West LLP, relating to the validity of the Shares in connection with the Offerings, is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement by and between GeneDx Holdings Corp. and Jefferies LLC, dated January 26, 2023
5.1	Opinion of Fenwick & West LLP
10.1	Form of Subscription Agreement
23.1	Consent of Fenwick & West LLP (contained in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements relating to the expected net proceeds of the Offerings, the anticipated use of proceeds of the Offerings, the timing of the closing of the Offerings and the Company’s special meeting of stockholders, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the ability to implement business plans, goals and forecasts, and identify and realize additional opportunities and the risks identified in the Company’s filings with the SEC, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, the prospectus supplements related to the Offerings, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sema4 Holdings Corp.

Date:	January 30, 2023	By:	/s/ Katherine Stueland
		Name:	Katherine Stueland
		Title:	Chief Executive Officer